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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                FEBRUARY 9, 2000                                0-16132
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Date of Report (Date of earliest event reported)        Commission File Number


                               CELGENE CORPORATION
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             (Exact name of registrant as specified in its charter)


             DELAWARE                               22-2711928
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  (State or other jurisdiction         (I.R.S. Employer Identification Number)
of incorporation or organization)


                               7 POWDER HORN DRIVE
                            WARREN, NEW JERSEY 07059
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               (Address of Principal Executive Offices) (Zip Code)


                                 (732) 271-1001
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              (Registrant's telephone number, including area code)


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ITEM 5.      OTHER EVENTS.

                  The Company is publishing its audited financial results for the year ended December 31, 1999.

                  The financial statements are filed as an exhibit hereto and are hereby incorporated by reference.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


         (a)   not applicable

         (b)   not applicable

         (c)   Exhibits

               99.1  Financial Statements



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: February 9, 2000                  CELGENE CORPORATION



                                        By:   /s/  John W. Jackson
                                           ------------------------
                                            Name:  John W. Jackson
                                            Title: Chairman of the Board and
                                                   Chief Executive Officer


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EXHIBIT                       EXHIBIT INDEX                             PAGE
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  99.1              Financial Statements